SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             July 23, 1998



                             BANYAN STRATEGIC REALTY TRUST
                (Exact name of Registrant as specified in its charter)


  Massachusetts                         0-15465                36-3375345
(State of or other                 (Commission File         (I.R.S. Employer
  jurisdiction of                       Number)              Identification
  incorporation)                                                  Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                  60606
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (312) 553-9800


This document consists of 3 pages.




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ITEM 5.       OTHER INFORMATION.

       On July 23, 1998, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.14) and is incorporated herein by reference.

       On August 5, 1998, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.15) and is incorporated herein by reference.

       On August 13, 1998, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.16) and is incorporated herein by reference.

       On August 19, 1998, the Trust received consents of independent auditors to the incorporation by reference in the Trust's Registration Statement (Form S-3 No. 333-00047) of auditors reports, copies of which are attached hereto as Exhibits (23.1) and (23.3) and are incorporated herein by reference.

       On August 19, 1998, the Trust received consent of independent auditors to the incorporation by reference in the Trust's Registration Statement (Form S-8 No. 333-49437) of auditors reports, a copy of which is attached hereto as Exhibit (23.2) and is incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements. Not applicable

       (b)    Pro Forma Financial Information.  Not applicable.

       (c)    Exhibits

              EXHIBIT NUMBER                   DESCRIPTION

              Exhibit (23.1)                   Consent of Independent Auditors
                                               dated August 19, 1998

              Exhibit (23.2)                   Consent of Independent Auditors
                                               dated August 19, 1998

              Exhibit (23.3)                   Consent of Independent Auditors
                                               dated August 19, 1998

              Exhibit (99.14)                  Press Release dated July 23,
                                               1998

              Exhibit (99.15)                  Press Release dated August 5,
                                               1998

              Exhibit (99.16)                  Press Release dated August 13,
                                               1998

                                      SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 19, 1998                    BANYAN STRATEGIC REALTY TRUST
                                                 (Registrant)




                                          By:    /s/ Joel L. Teglia
                                                 Vice President,
                                                 Chief Financial and
                                                 Accounting Officer